SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                       0-27122               94-2900635
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

               3011 Triad Drive
                Livermore, CA                                     94550
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         ----------                    -----------

         99.1                 Press Release of the Registrant issued on October
                              22, 2003.



Item 9.  Regulation FD Disclosure; and
Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

     On October 22, 2003, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2004 first quarter ended September 27, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  October 22, 2003                              By:  /s/ Michael W. Overby
                                                        ------------------------
                                                     Michael W. Overby
                                                     Chief Financial Officer